UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Assured Guaranty Ltd.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 9, 2012. Meeting Information ASSURED GUARANTY LTD. Meeting Type: Annual For holders as of: March 12, 2012 Date: May 9, 2012 Time: 8:00 AM Atlantic Time Location: Assured Guaranty Ltd. 30 Woodbourne Avenue Hamilton, Bermuda You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M40750-P17726 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2012 to facilitate timely delivery. M40751-P17726 How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR each of the following nominees: 1A. Election of Directors of Assured Guaranty Ltd. (the "Company") Nominees: 01) Francisco L. Borges 02) Stephen A. Cozen 03) Patrick W. Kenny 04) Donald H. Layton 05) Robin Monro-Davies 06) Michael T. O’Kane 07) Wilbur L. Ross, Jr. 08) Walter A. Scott 1B. Authorizing the Company to vote for directors of our subsidiary, Assured Guaranty Re Ltd. ("AG Re"): Nominees: 13) Dominic J. Frederico 14) James M. Michener 15) Robert B. Mills 16) Kevin Pearson 09) Howard W. Albert 10) Robert A. Bailenson 11) Russell B. Brewer II 12) Gary Burnet The Board of Directors recommends you vote FOR the following proposal: 2. Advisory approval of the Company's executive compensation. The Board of Directors recommends you vote FOR the following proposals: 3. Ratification of PricewaterhouseCoopers LLP ("PwC") as the Company's independent auditors for the fiscal year ending December 31, 2012. 4. Authorizing the Company to vote for the appointment of PwC as AG Re's independent auditors for the fiscal year ending December 31, 2012. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M40752-P17726

Voting Instructions M40753-P17726